 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: September 3, 2024
(Date of earliest event reported)

 ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-05672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Washington Boulevard
6th Floor
Stamford, CT 06902
(Address of principal executive offices) (Zip Code)

(914) 641-2000
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).                                                 Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 3, 2024, ITT Inc. (the “Company”) announced that Bartek Makowiecki has been promoted to Senior Vice President, Chief Strategy Officer and President, Industrial Process, effective immediately.

Mr. Makowiecki, age 46, has served as Senior Vice President, Strategy and Business Development since September 2021, and over that time he has successfully driven significant advancement in the Company’s strategy and business development activities.

Prior to joining the Company, Mr. Makowiecki served as Global Head of Strategy, M&A and Venturing of Ingredion Incorporated from October 2017 to September 2021. Immediately prior, he served as Director, Corporate Strategy & Head of M&A at Owens Corning from November 2015 to October 2017. Prior to that, Mr. Makowiecki held roles of increasing responsibility in global strategy and M&A at Parker-Hannifin Corporation from August 2003 to October 2015.

In connection with his new role leading the Company’s Industrial Process segment, the Compensation and Human Capital Committee of the Company’s Board of Directors approved an increase in Mr. Makowiecki’s annual base salary to $600,000 and an increase in his annual target equity compensation to $1,350,000. His target cash bonus will remain at 75% of his base salary. He will also receive a one-time award of restricted stock units with a fair market value of $500,000 as of the date of grant in connection with this additional assignment.

Mr. Makowiecki will continue to participate in the Company’s annual cash and equity incentive compensation plans and receive other benefits that are consistent with those disclosed in the Company’s proxy statement for its 2024 annual meeting of shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc.
(Registrant)

September 5, 2024	By:	/s/ Lori B. Marino
		Name:	Lori B. Marino
		Title:	Senior Vice President, General Counsel and Corporate Secretary
(Authorized Officer of Registrant)